UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2016

INDOOR HARVEST CORP.
(Exact name of registrant as specified in its charter)

Texas	333-194326	45-5577364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 East Freeway Suite A Houston, Texas	77020
(Address of Principal Executive Offices)	(Zip Code)

713-410-7903
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

We have filed as an exhibit a "Webcast Investor Presentation" that will be used in a webcast to be hosted at 4:00 PM EST on March 31, 2016. A recorded video of the webcast will be made available on the Company's social media platforms and website.

Item 8.01 Other Events

On March 31, 2016, Indoor Harvest Corp (the “Company”) issued a press release titled " Indoor Harvest Corp Summarizes 2015 Annual Results to be discussed on CannaInvestor Webcast on March 31, 2016". The text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K .

Exhibits

10.1 Webcast Investor Presentation
99.1  Shareholder Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

INDOOR HARVEST CORP.

Date: March 31, 2016	By:	/s/ Chad Sykes
Chad Sykes
Chief Executive Officer and Director